UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2004

                        Commission File number 000-30654

                            APROPOS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



            Illinois                                      36-3644751
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


                           One Tower Lane, 28th Floor
                        Oakbrook Terrace, Illinois 60181
          (Address of principal executive offices, including zip code)

                                 (630) 472-9600
              (Registrant's telephone number, including area code)


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.       Description

         99.1              Press Release dated August 2, 2004.

Item 9.  Regulation FD Disclosure

         On August 2, 2004, Apropos Technology, Inc. (the "Company") announced that David McCrabb has been named interim President and Chief Executive Officer of the Company. The Company also announced the resignation of Kevin Kerns as a director and as President and Chief Executive Officer of the Company. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 2, 2004.

                                         Apropos Technology, Inc.



                                         /s/ FRANCIS J. LEONARD
                                         ---------------------------------------
                                         Francis J. Leonard
                                         Chief Financial Officer and Vice
                                         President (Principal Financial Officer
                                         and Authorized Officer)